Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares Morningstar Alternatives Solution ETF

Supplement dated March 8, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

As of March 1, 2016, all references to the RAFI US Equity Long/Short Index are removed and replaced with references to the FTSE RAFI US 1000 Long/Short Total Return Index.

As of March 8, 2016, all references to ProShares Managed Futures Strategy (FUTS) are removed from the Fund’s Summary Prospectus and Statutory Prospectus because FUTS is being liquidated and closed and it is no longer part of the Fund’s underlying Index. The sentence “In addition to ETFs that are investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), one of the Underlying ETFs currently included in the Index is an ETF that is not a mutual fund or any other type of investment company as defined in the 1940 Act and is not subject to regulation thereunder.” in the Principal Investment Strategies section is also removed.

The Underlying ETFs now include ProShares Managed Futures Strategy ETF. A brief description of ProShares Managed Futures Strategy ETF follows.

ProShares Managed Futures Strategy ETF (FUT) is an actively managed exchange traded fund that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark. The S&P® Strategic Futures Index was developed by Standard & Poors and is a long/short rules-based investable index that seeks to capture the economic benefit from trends (in either direction) in the commodity, foreign currency and fixed income markets by taking long or short positions in related futures contracts based on the performance trends of the individual components. The Fund is a separate investment vehicle from ProShares Managed Futures Strategy (FUTS), a series of ProShares Trust II, which will be liquidated and closed on or about March 21, 2016.

The risk factor captioned “Risks Related to a Managed Futures Strategy” is removed and replaced with the following.

Risks Related to a Managed Futures Strategy — ProShares Managed Futures Strategy ETF is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the commodity, foreign currency and fixed income markets by taking long or short positions in related futures contracts and is based on a quantitative trading strategy.

The Underlying ETF takes long or short positions primarily based on the performance trends of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Underlying ETF may suffer significant losses. The Underlying ETF’s Benchmark is based on futures prices, not spot prices. Futures can perform very differently from spot prices. This Underlying ETF’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in that Underlying ETF. Certain index components of that Underlying ETF have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which an Underlying ETF closes out and replaces futures contracts that near expiration with futures contracts with a later expiration. The prices at which the Underlying ETF can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months.

The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by the Underlying ETF and positively affect short positions held by the Underlying ETF. The presence of backwardation would be expected to adversely affect short positions and positively affect long positions.

The Underlying ETF is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. If such strategy fails to produce the intended results, the Underlying ETF could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary). The Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended.

The sentences “One of the other exchange-traded funds is a publicly traded commodity pool that is sponsored by ProShare Capital Management LLC, an affiliate of ProShare Advisors. The commodity pool is not a mutual fund or any other type of investment company as defined in the 1940 Act, and is not subject to regulation thereunder.” is removed from the Fund’s Statement of Additional Information.

Please retain this Supplement for future reference.